                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): DECEMBER 5, 2005

                            LIBERTY MEDIA CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                       0-20421                84-1288730
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)

                               12300 LIBERTY BLVD.
                            ENGLEWOOD, COLORADO 80112
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (720) 875-5400

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

On December 5, 2005, Liberty Media Corporation issued a press release announcing that it had entered into a definitive agreement to acquire Provide Commerce, Inc. for $477 million in cash. Such acquisition is subject to regulatory approval, Provide Commerce stockholder approval and other customary closing conditions.

This Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the SEC under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2005

                                        LIBERTY MEDIA CORPORATION


                                        By: /s/ CHRISTOPHER W. SHEAN
                                            ------------------------------------
                                            Name:  Christopher W. Shean
                                            Title: Senior Vice President
                                                   and Controller